Exhibit 99.1
Arizona Land Income Corporation
29999 North 44th Street, Suite 100,
Phoenix, Arizona 85018
(602) 952-6800

FOR IMMEDIATE RELEASE	News Release
For additional information, contact:
Thomas R. Hislop
Chairman and Chief Executive Officer
Arizona Land Income Corporation
602-952-6824
ARIZONA LAND INCOME CORPORATION ANNOUNCES SCHEDULE FOR
ANNUAL MEETING OF SHAREHOLDERS
     PHOENIX, AZ, February 22, 2007 — Arizona Land Income Corporation (AMEX: AZL) announced today that it anticipates that its 2007 Annual Meeting of Shareholders will be scheduled to be held during the second quarter of 2007. The Company also announced that, in addition to routine matters normally presented for consideration by its shareholders, the Company intends to submit to its shareholders the transactions and related matters contemplated by the Company’s Master Formation and Contribution Agreement dated as of October 3, 2006, as amended (the “Master Agreement”), with POP Venture, LLC, a Delaware limited liability company affiliated with The Shidler Group.

     This news release contains forward-looking statements that give our current expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current events. They include words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” “believe” and other words of similar meaning in connection with discussion of asset and property values and future operating or financial performance. These include statements relating to future actions, growth strategy, future performance or results of anticipated operations, and financial results. Forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. No forward-looking statement can be guaranteed, and actual results may vary materially from those anticipated in any forward-looking statement. These forward-looking statements represent the judgment of the Company, as of the date of this news release, and the Company undertakes no obligation to update any forward-looking statement including, for example, in the event that the Company reschedules the anticipated date of the Annual Meeting or elects to present to its shareholders for their consideration the transactions and related matters contemplated in the Master Agreement at a special meeting of shareholders. Risks and uncertainties that may affect future results include those that are described from time to time in the Company’s filings with the SEC, including the proxy statement that the Company will file in connection with the shareholder approval process described above in this news release.

     In connection with the transactions contemplated by the Master Agreement and the other agreements and instruments described therein, the Company will file with the Securities and Exchange Commission a definitive proxy statement that will be sent to the Company’s shareholders seeking the requisite approval for the transactions contemplated by the Master Agreement and the other agreements and instruments described therein. THE COMPANY URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS. At the appropriate time, shareholders will be able to obtain a free copy of the definitive proxy statement and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement and other relevant documents will also be available, free of charge, from the Company by directing such request to Ms. Deanna Barela at (602) 952-6821 or dbarela@phsg.com. Shareholders are urged to read the proxy statement and other relevant material when they become available before making any voting decisions with respect to the transactions.
     The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the transactions. Information about the Company and its directors and executive officers, and their ownership of the Company common stock, is set forth in the proxy statement for the Company’s 2005 Annual Meeting of Shareholders, which was filed with the SEC on November 14, 2005. Additional information regarding the interests of those persons may be obtained by reading the definitive proxy statement, which will also serve as the proxy statement for the Company’s 2007 Annual Meeting of Shareholders, when it becomes available.
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